UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549

                         FORM 8-K/A
                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 11,
2001









                          PTS, INC.
   (Exact name of registrant as specified in its charter)

Nevada                      000-25485                 88-0380544
----------------------------------------------------------------
(State of                  (Commission          (I.R.S. Employer
Organization)              File Number)      Identification No.)


3960 Howard Hughes Pkwy., 5th Floor, Las Vegas, NV          89109
-----------------------------------------------------------------
(Address of principal executive offices)               (Zip Code)

                       (702) 878-3397
     Registrant's telephone number, including area code



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant to a AcquisitionAgreement (the "Agreement") entered into on June 11, 2001, Elast Technologies, Inc., a Nevada corporation ("Elast" or the "Company"), acquired one hundred percent (100%) of all the outstanding shares of common stock ("Common Stock") of PTS, Inc., a Nevada corporation ("PTS") for a total of 9,000,000 shares. Under the terms of the Agreement, PTS will also the sum of US$1 million to be paid in $80,000.00 monthly installments commencing August 1, 2001 until July 1, 2002, with the remaining $40,000.00 to be paid August 1, 2002.

The Acquisition was approved by the unanimous consent of the Board of Directors of Elast and the shareholders of PTS on June 11, 2001. Elast shall change its name to PTS, Inc.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at June 25, 2001 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, and (ii) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned
Common      Peter Chin (1)               4,500,000       27.88%
            3220 Westleigh Ave.
            Las Vegas, NV 89102
Common      Sandy Chin (1)               4,500,000       27.88%
            3220 Westleigh Ave.
            Las Vegas, NV 89102
Common      Total owners of 5% or        9,000,000       55.75%
            more

Beneficial Holdings of Officer and Directors:

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned
Common      Thomas Krucker (2)               8,734            *
            2505 Rancho Bel Air
            Las Vegas, NV 89107
Common      Phillip Flaherty                     0            *
            604 Heartline Drive
            Las Vegas, NV 89145
Common      Brian Loke                           0            *
            6 Ridgewood Ct.
            Belmont, CA 94002
Common      Total ownership of               8,734            *
            officers and directors
            (3 individuals)

----------------------------------------------
*  Denotes less than 1%

(1) Peter and Sandy Chin are husband and wife. Therefore, together they hold 9,000,000 shares of common stock, which represents 54.40% of the outstanding shares.

(2)  Shares of the Company's common stock are held by (i)
Mr. Krucker; and (ii) a trust in the name of Mr. Krucker's spouse, Katherine.

A copy of the Agreement has been filed as an exhibit to this Form 8-K and is incorporated in its entirety.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to the Acquisition Agreement, entered into on June 11, 2001, Elast Technologies, Inc. acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of PTS, Inc., a Nevada corporation from all of the shareholders of the issued and outstanding Common Stock of PTS, in exchange for a total of 9,000,000 shares of common stock. PTS will aslo pay the sum of US$1 million to be paid in $80,000.00 monthly installments commencing August 1, 2001 until July 1, 2002, with the remaining $40,000.00 to be paid August 1, 2002. No material relationship exists between the selling shareholders of PTS or any of its affiliates, any director or officer, or any associate of any such director or officer of PTS and the Company. The consideration exchanged pursuant to the Agreement was negotiated between PTS and the Company in an arm's-length transaction.

ITEM 5.   OTHER

On June 5, 2001, Dr. Eduardo Daniel Jimenez Gonzalez resigned as a director of the Company effective immediately.

On June 8, 2001, Dr. Robert D. Milne resigned as the Secretary and a director of the Company, effective immediately. Dr. Milne also accepted the position as Director of the Chiropractic Division and Director of the Allergy Division of PTS, Inc., effective immediately.

On June 26, 2001, the board of directors appointed Phillip Flaherty and Brian Loke as members of the Board of Directors, effective immediately. Mr. Thomas Krucker resigned as the President and Treasurer, effective on June 26, 2001, but continues to remain as a member of the board of directors and as the Secretary of the Company as well as the CEO. Mr. Flaherty was appointed as President, and Mr. Loke was appointed as the Treasurer to replace Mr. Krucker's resignation as the President and Treasurer.

On June 26, 2001, the Company increased the authorized shares of its common stock from 25,000,000 shares, par value
$0.001 per share to 250,000,000 shares of common stock, par value $0.001 per share.

On June 26, 2001, the Company also changed its name to PTS, Inc.

ITEM   7.     FINANCIAL  STATEMENTS,  PRO  FORMA   FINANCIAL
INFORMATION AND EXHIBITS

a) The Audited Financial Statements for PTS, Inc. for the period ended June 30, 2001 will be filed on or before August 25, 2001.
b) The pro-forma financial statements, which serve to state the results of 2000 as if the two companies had combined operations during 2000 will be filed on of before August 25, 2001.

Audited financials for PTS, Inc.
                       INDEPENDENT AUDITORS' REPORT




TO THE BOARD OF DIRECTORS OF PTS, INC.:

We have audited the accompanying balance sheet of PTS, Inc. (A Development Stage Company) as of June 30, 2001 and December 31, 2000 and 1999, and the related statements of operations, stockholder's equity and cash flows for the six months ended June 30, 2001, the year ended December 31, 2000, the initial period September 15, 1999 (inception) to
December 31, 1999, and from September 15, 1999 (inception) to June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PTS, Inc. as of June 30, 2001 and December 31, 2000 and 1999, and the results of its operations and its cash flows for the six months ended June 30, 2001, the year ended December 31, 2000, the initial period September 15, 1999 (inception) to December 31, 1999, and from September 15, 1999 (inception) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.




                           MERDINGER,  FRUCHTER, ROSEN  &  CORSO, P.C.
                           Certified Public Accountants

New York, New York
August 27, 2001

                                    PTS, INC.
                          (A Development Stage Company)
                                 BALANCE SHEETS



                                                      June 30,            December 31,
                                                        2001           2000          1999
                                                      --------      ---------     ---------
ASSETS                                             $            -       $     -        $     -
                                                   ==============   ===========    ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
     Liabilities                                   $            -       $     -        $     -
                                                   ==============   ===========    ===========
STOCKHOLDERS' EQUITY
Common Stock, $0.01 par value;
  1,000,000 shares authorized,
  300,000 and -0- shares issued and outstanding             3,000             -              -
Additional paid-in capital                              1,897,000             -              -
Subscription receivable                                 (950,000)             -              -
Deficit accumulated during
 the development stage                                  (950,000)             -              -
                                                     ------------   -----------    -----------
   Total stockholders' equity                                   -             -              -
                                                     ------------   -----------    -----------
      Total liabilities and stockholder's equity     $          -       $     -        $     -
                                                     ============   ===========    ===========

The accompanying notes are an integral part of these financial statements.

                                    PTS, INC.
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS


                                                                         September 15,   September 15,
                                        January 1, 2001  January 1, 2000     1999            1999
                                               to              to         (inception)     (inception)
                                                                              to              to
                                            June 30,      December 31,   December 31,      June 30,
                                              2001            2000           1999            2001
                                          ------------     -----------  --------------    ----------
Revenue                                    $           -      $       -       $       -  $           -

General and administrative expenses              950,000              -               -        950,000
                                           -------------    -----------     -----------  -------------

Loss from operations before provision
 for income taxes                              (950,000)              -               -      (950,000)

Provision for income taxes                             -              -               -              -
                                          --------------    -----------     -----------  -------------
Net loss                                     $ (950,000)      $       -       $       -    $ (950,000)
                                          ==============    ===========     ===========  =============
Net loss per share - basic and diluted     $        5.43      $       -       $       -  $      (6.05)
                                          ==============    ===========     ===========  =============
Weighted average number of
 common shares outstanding                       175,000        150,000         150,000        157,000
                                           =============    ===========     ===========  =============


The accompanying notes are an integral part of these financial statements.

                                    PTS, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDER'S EQUITY
                 SEPTEMBER 15, 1999 (INCEPTION) TO JUNE 30, 2001


                                                                                    Deficit
                                                                                  Accumulated
                                                          Additional               During the
                                      Common Stock         Paid-in   Subscription Development
                                   Shares      Amount      Capital    Receivable     Stage         Total
                                  --------    --------     --------    --------     -------      ---------
Balance, September 15, 1999               -    $       -  $        -    $       - $          -   $          -

Issuance of shares for note
 receivable - June 2, 2001          150,000        1,500     948,500    (950,000)            -              -

Issuance of shares for services
 - June 2, 2001                     150,000        1,500     948,500            -            -        950,000

Net loss                                  -            -           -            -    (950,000)      (950,000)
                                 ----------  ----------- ----------- ------------ ------------  -------------

Balance, June 30, 2001              300,000    $   3,000 $ 1,897,000  $ (950,000)  $ (950,000)   $          -
                                 ==========  =========== =========== ============ ============  =============



The accompanying notes are an integral part of these financial statements.

                                    PTS, INC.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS


                                                                September 15, September 15,
                                     January 1,     January 1,       1999          1999
                                       2001 to       2000 to     (inception)   (inception)
                                                                      to            to
                                      June 30,     December 31,  December 31,    June 30,
                                        2001           2000          1999          2001
                                      ---------     ---------      --------     ---------
CASH FLOWS FROM OPERATING
 ACTIVITIES
   Net loss                           $ (950,000)       $     -       $     -   $ (950,000)
   Stock issued for services              950,000             -             -       950,000
                                     ------------    ----------    ---------- -------------
NET CASH USED IN OPERATING
 ACTIVITIES                                     -             -             -             -

CASH AND CASH EQUIVALENTS
 - beginning of period                          -             -             -             -
                                    -------------    ----------    ---------- -------------
                                                                                          -
CASH AND CASH EQUIVALENTS
 - end of period                     $          -       $     -       $     -       $     -
                                     ============    ==========    ========== =============

  SUPPLEMENTAL INFORMATION:
During the initial period September 15, 1999 to June 30, 2001, the Company paid no cash for interest or income taxes.


The accompanying notes are an integral part of these financial statements.

                            PTS, INC.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
     JUNE 30, 2001, DECEMBER 31, 2000, AND DECEMBER 31, 1999

 NOTE 1 - DESCRIPTION  OF  BUSINESS AND SUMMARY OF  SIGNIFICANT
           ACCOUNTING POLICIES

           Nature of Operations
           PTS, Inc. (the "Company") is currently a development-stage company under the provisions of the Financial Accounting Standards Board ("FASB") Statement of
           Financial Accounting Standards ("SFAS") NO. 7.   The
           Company was incorporated under the laws of the state of Nevada on September 15, 1999. The Company was inactive until the year 2001.

           Use of Estimates
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

           Cash and Cash Equivalents
           The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

           Income Taxes
           Income taxes are provided for based on the liability method of accounting pursuant to SFAS No. 109, "Accounting for Income Taxes". Deferred income taxes, if any, are recorded to reflect the tax consequences on future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end.

           Earnings Per Share
           The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share", which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of June 30, 2001, the Company has no securities that would effect loss per share if they were to be dilutive.

           Comprehensive Income
           SFAS No. 130, "Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

                            PTS, INC.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
     JUNE 30, 2001, DECEMBER 31, 2000, AND DECEMBER 31, 1999

NOTE 2 -INCOME TAXES

           The components of the provision for income taxes for the period from January 1, 2001 to June 30, 2001 are as follows:

            Current Tax Expense
              U.S. Federal                        $      -
              State and Local                            -
                                                ----------
            Total Current                                -
                                                ----------
            Deferred Tax Expense
              U.S. Federal                               -
              State and Local                            -
                                                ----------
            Total Deferred                               -
                                                ----------
            Total Tax Provision (Benefit) from
             Continuing Operations               $       -
                                                ==========

           The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

            Federal Income Tax Rate                   34.0%
            Effect of Valuation Allowance          ( 34.0)%
                                                   --------
            Effective Income Tax Rate                  0.0%
                                                   ========

           At June 30, 2001, the Company had net carryforward losses of $950,000. Because of the current uncertainty of realizing the benefits of the tax carryforward, a valuation allowance equal to the tax benefits for deferred taxes has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

           Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of June 30, 2001 are as follows:

           Deferred Tax Assets
             Loss Carryforwards                $    323,000

             Less:  Valuation Allowance         (  323,000)
                                               ------------
             Net Deferred Tax Assets           $          -
                                               ============

           Net operating loss carryforwards expire in 2021.

                            PTS, INC.
                  (A Development Stage Company)
                  NOTES TO FINANCIAL STATEMENTS
     JUNE 30, 2001, DECEMBER 31, 2000, AND DECEMBER 31, 1999




NOTE 3 -  COMMON STOCK

           On June 2, 2001, the Company issued 150,000 shares of common stock in exchange for a note receivable in the amount of $1,000,000. The note bears no interest and is payable in monthly installments of $80,000 commencing July 26, 2000, with a final payment of $40,000 to be paid July 26, 2002. The note has been recorded at a present value of $950,000, using a discount rate of 8%.

           Also  on  June  2,  2001, the Company  issued  150,000
           shares   of  common  stock  for  services  valued   at
           $950,000, based on the fair value of shares sold for the note receivable described above.

NOTE 4 -   ACQUISITION

           On  June  11,  2001, all of the Company's  issued  and
           outstanding  common  stock  was  acquired   by   Elast
           Technologies, Inc., a publicly-held corporation.






                              - 8 -
Pro Formas

On June 11, 2001 Elast Technologies, Inc. acquired all of the issued and outstanding common stock of PTS, Inc. ("PTS") in exchange for 9 million shares of its common stock. Elast then changed its name to PTS, Inc. PTS was inactive from its inception, September 15, 1999, through June 2, 2001. On that date, PTS issued 150,000 shares of common stock in exchange for a note receivable with a face amount of $1 million and a present value of $950,000. It also issued an additional 150,000 shares of common stock for services, which have been valued at $950,000. This is the only activity of PTS through June 30, 2001. At June 30, 2001, PTS' only asset is the note receivable, which has been shown as a reduction of stockholders' equity.

A pro forma Balance Sheet is not being presented since this acquisition is reflected in the registrant's Form 10QSB for the period ended June 30, 2001. A pro forma income statement for the year ended December 31, 2000 has not been presented, due to the inactivity of PTS during that period. There would be no difference from the results previously reported by the registrant. The pro forma results for the six month period ended June 30, 2001 are as follows:


                         Elast          PTS        Combined     Adjustments   Pro Forma

Sales                          -               -             -            -             -

General and
  Administrative       2,474,805         950,000     3,429,805                  3,429,805
                     -----------      ----------   -----------     --------   -----------
Loss from            (2,479,805)       (950,000)   (3,429,805)                (3,429,805)
operations

Loss per share            (7.68)          (5.43)                                 $ (4.66)

Weighted Average
  shares                 323,061         175,000       498,061      237,500       735,561
outstanding


Loss per share and share outstanding reflect a 1 for 20 reverse split effected by the Company on June 26, 2001.

EXHIBITS

     2.1  Acquisition Agreement *

     3    Articles of Exchange *

     3.1  Certificate of Amendment *

     * Previously filed

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           PTS, Inc.


                           By: /s/ Phillip Flaherty
                              Phillip Flaherty, President

                           Date: August 30, 2001